SCHEDULE 14A INFORMATION
            PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                    SECURITIES EXCHANGE ACT OF 1934
                                (Amendment No. )


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statment
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                      PERFORMANCE INDUSTRIES, INC.
            ------------------------------------------------
            (Name of Registrant as Specified in Its Charter)

                          Robert A. Cassalia
  ------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) or Schedule 14A

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transactions applies:

- - ----------------------------------------------------------------------------

(2)  Aggregate number of securities to which transactions applies:

- - ----------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

- - ----------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

- - ----------------------------------------------------------------------------

(5)  Total fee paid:

- - ----------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

- - ----------------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:

- - ----------------------------------------------------------------------------

(3)  Filing party:

- - ----------------------------------------------------------------------------

(4)  Date filed:

- - ----------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          PERFORMANCE INDUSTRIES, INC.

                             2425 E. Camelback Road
                                   Suite 620
                               Phoenix, AZ 85016

Notice is hereby given to the shareholders of Performance Industries, Inc., an Ohio corporation ("Company"), that the Annual Meeting of shareholders will be held at Boby McGee's Restaurant (Crown Sterling Suites), 150 Anza Boulevard, Burlingame, California, at 9:30 a.m., PDST, on June 5, 1995 to vote on the following matters:

      1.    To elect directors of the Company;

      2. To ratify the selection by the Board of Directors of Toback CPA's, P.C. as Independent public accountants for the Company;

      3. To vote for such other matters as may properly come before the meeting.

The date fixed by the Board of Directors as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting is the close of business on May 10, 1995. Only shareholders holding issued and outstanding shares of the Company as of the record date shall be entitled to vote at the Annual Meeting.

Shareholders who do not expect to be present personally at the meeting are urged to fill in, date, sign, and return the accompanying Proxy in the enclosed self-addressed and stamped envelope. It is important that your shares be represented and voted at the meeting. You should therefore return your Proxy at your earliest convenience.

By order of the Board of Directors.


Robert A. Cassalia
Secretary

Enclosure



Phoenix, Arizona
May 12, 1995



                          PERFORMANCE INDUSTRIES, INC.
                        2425 E. CAMELBACK ROAD, SUITE 620
                             PHOENIX, ARIZONA 85016


- - --------------------------------------------------------------------------------

                                 PROXY STATEMENT

                  ANNUAL MEETING OF SHAREHOLDERS - JUNE 5, 1995

- - --------------------------------------------------------------------------------


INTRODUCTION

         This Proxy Statement and the enclosed form of Proxy are being sent to the shareholders ("Shareholders") of Performance Industries, Inc. ("Company") (formerly known as Mr. Gasket Company) as of May 10, 1995 ("Record Date") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Shareholders to be held at 9:30 a.m. PDST, June 5, 1995, and any and all adjournments thereof for the purposes set forth in the attached Notice of Annual Meeting. The Annual Meeting of Shareholders will be held at Bobby McGee's Restaurant (Crown Sterling Suites), 150 Anza Boulevard, Burlingame, California. The first date on which this Proxy Statement and form of Proxy are being sent to Company Shareholders is May 12, 1995. The Board of Directors unanimously recommend approval of the proposals set forth in this Proxy Statement and the election of the nominees for directors.




                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----

EXPENSES AND SOLICITATION.......................................................................................3

PROXY...........................................................................................................3
         a.       Revocation....................................................................................3
         b.       Voting by Proxy...............................................................................3
         c.       Shareholder Proposals for 1996 ...............................................................3

RECORD DATE AND OUTSTANDING VOTING SECURITIES.................................................................. 3

SECURITY OWNERSHIP..............................................................................................4
         a.       Security Ownership of Certain Beneficial Owners...............................................4

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON.........................................................5

EMERGENCE FROM BANKRUPTCY AND SUBSTANTIAL CONSUMMATION OF
PLAN OF REORGANIZATION..........................................................................................5

PROPOSALS         ..............................................................................................5

1.       ELECTION OF DIRECTORS..................................................................................5
         a.       Legal Proceedings.............................................................................6
         b.       Table.........................................................................................6
         c.       General Background of Candidates..............................................................7
         d.       Board of Directors, Committees, Meetings and Fees.............................................8
         e.       Compensation of Directors and Executive Officers..............................................8
         f.       Vote Required; Board Recommendation..........................................................14

2.       RATIFICATION AND APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS........................................14
         a.       Background ..................................................................................14
         b.       Vote Required; Board Recommendation..........................................................15

3.       OTHER MATTERS.........................................................................................15

ANNUAL REPORT     .............................................................................................15




EXPENSES AND SOLICITATION:

         Arrangements will be made with brokers and other custodians, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of stock held of record by such persons and they will be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith. The entire expense of preparing, assembling and mailing material in connection with this solicitation will be borne by the Company.

PROXY:

         a. Revocation. Shareholders who execute Proxies retain the right to revoke them at any time before they are exercised; (i) by sending written notice to the Secretary of the Company, Robert A. Cassalia, at 2425 E. Camelback Road, Suite 620, Phoenix, Arizona 85016; (ii) by submitting a properly executed and later dated Proxy, or; (iii) by attending the Annual Meeting and electing to vote in person.

         b. Voting by Proxy. If a quorum is not present in person or by Proxy at the Annual Meeting, a person named as Proxy may propose one or more adjournments of the meeting to permit further solicitation of Proxies. The persons named as Proxies will vote all Proxies in favor of such adjournments. Proxies which are signed and properly executed will be voted in the manner directed by the Shareholder. If no direction is made with respect to a nominee or proposal, the Proxy will be voted in favor of each of the nominees for election of directors and in favor of the proposal. Abstentions and broker non-votes will be treated as "no" or "against" votes.

         c. Shareholder Proposals for 1996. Certain eligible shareholders complying with Rule 14a-8 of the Securities and Exchange Act of 1934 may submit proposals for review for inclusion, if appropriate, in next year's proxy statement to be considered at the next annual meeting of shareholders if received by the Company on or before February 10, 1996. The next annual meeting is tentatively scheduled for Monday, June 10, 1996. If the date is subsequently advanced by more than thirty (30) calendar days or delayed by more than ninety
(90) calendar days from the date of the annual meeting to which the proxy statement relates, the Company will, in a timely manner, inform shareholders of the change and the date by which shareholder proposals must be received. All proposals should be mailed to Performance Industries, Inc. at 2425 E. Camelback Road, Suite 620, Phoenix, Arizona 85016.

RECORD DATE AND OUTSTANDING VOTING SECURITIES

         Shareholders of record at the close of business on May 10, 1995 ("Record Date") are entitled to notice of, to participate in, and vote at the Annual Meeting. On the Record Date, there should be 12,629,326 issued and 9,821,190 outstanding shares of common stock ("Common Shares"), without par value per share. The Company has 100,000 shares of authorized preferred stock ("Preferred Shares") with a par value of $1.00 per share, but none of the Preferred Shares are issued or outstanding. Collectively, the "Common Shares" and "Preferred Shares" are referred to in this Proxy Statement as the "Stock". Any class of Stock issued and outstanding on the Record Date is entitled to vote on the matters to be voted on at the Annual Meeting. Each holder of Common or Preferred Shares on the Record Date is entitled to one vote for each share held by that Shareholder on every matter submitted for a vote at the Annual Meeting. The Company's Amended and Restated Articles of Incorporation ("Articles") do not permit cumulative voting for the election of directors.



SECURITY OWNERSHIP

         a.       Security Ownership of Certain Beneficial Owners

         The following table sets forth the number and percentage of the outstanding Common Shares of the Company beneficially owned as of April 28, 1995 by the only persons known to the Company to own beneficially more than 5% of the outstanding Common Shares of the Company, and by all directors, nominees, executive officers, and the directors and officers as a group.


Name and Address                                                                        Amount and Nature              Percentage
of Beneficial Owners                                                                    of Beneficial Ownership of     Common Shares
- - --------------------                                                                    --------------------------     -------------

Joe Hrudka                                                                                  7,071,966 (1) & (2)             64%
2425 E. Camelback Rd
Suite 620
Phoenix, AZ 85016
Chief Executive Officer, Director

Ed Fochtman, Jr                                                                               315,100(2)                     3%
2425 E. Camelback Rd
Suite 620
Phoenix, AZ 85016
President, Director

Jonathan Tratt                                                                                254,500(2)                     2%
2425 E. Camelback Rd
Suite 950
Phoenix, AZ 85016
Director

Allen L. Haire                                                                                101,500(2)                     1%
2425 E. Camelback Rd
Suite 620
Phoenix, AZ 85016
Director

Robert A. Cassalia                                                                             75,000(2)                     1%
2425 E. Camelback Rd
Suite 620
Phoenix, AZ 85016
Secretary

James W. Brown                                                                                150,000(2)                     1%
2425 E. Camelback Rd
Suite 620
Phoenix, AZ 85016
Chief Financial Officer, Director                                                           ---------                      ----

Directors and Officers as a Group                                                           7,968,066                       72%

- - --------------------------------------------------------------------------------
(1)      Certificates  for 795,973 of these Common Shares are in the  possession of a bank which  claims a security  interest in the same in  connection with loan  arrangements.  The net  result of  future  actions  taken in connection therewith cannot be predicted by the Company at this time.

(2) Includes options to purchase Common Shares currently held by management pursuant to Performance Industries, Inc.'s qualified option program.


Shareholders are advised that management collectively owns over 70% of the Company's issued and outstanding Common Shares, so passage of the proposals is assured.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         No director or executive officer of the Company at any time since the beginning of the last fiscal year has any direct or indirect substantial interest in any matter to be acted on other than election to office.

EMERGENCE FROM BANKRUPTCY AND SUBSTANTIAL CONSUMMATION OF PLAN OF REORGANIZATION

         On May 4, 1993, Mr. Gasket Company, the debtor and debtor-in-possession, now known as Performance Industries, Inc., emerged from Chapter 11 bankruptcy proceedings under which Mr. Gasket Company had been operating since it filed a Chapter 11 Bankruptcy Petition on April 21, 1991, with the United States Bankruptcy Court for the Central District of California, Chapter 11 Case No. LA-91-72714-AA.

         There are several claims pending in Bankruptcy Court which the Company does not believe will have a material effect upon the Company. Under the Joint Plan of Reorganization the Company is required to fund $1,000,000 as of December 31 of each year until all disputed claims are resolved to the Option A Cash Reserve Account to cover claims liquidated during that year if there are insufficient funds in the account to pay the claims.

                                    PROPOSALS

                        ITEM NO. 1. ELECTION OF DIRECTORS

         PROPOSAL: SHOULD THE FOLLOWING NOMINEES BE APPROVED AS DIRECTORS OF THE
COMPANY: JOE HRUDKA, ED FOCHTMAN, JR., ALLEN L. HAIRE, JONATHAN TRATT, AND JAMES
W. BROWN?

         All directors are to be elected at the Annual Meeting, each to hold office until the next annual meeting or until a successor is elected and qualified. The Company has no nominating committee to select candidates to serve as directors. The persons named in the accompanying form of Proxy intend to vote that Proxy for the election as directors of the persons named above who have been designated by the Board of Directors as nominees unless authority to do so is withheld. All of the nominees for director are currently directors. Jonathan Tratt was elected as a Director of the Company at a Special Meeting of the Board of Directors on May 5,1993, and replaced Howard B. Gardner who resigned on May 5, 1993. James W. Brown was elected as a Director of the Company on December 23, 1993 to replace Gary Biggs who resigned effective that date. No director resigned or declined to stand for re-election to the Board of Directors since the date of the last annual meeting of Shareholders because of a disagreement with the Company on any matter related to the Company's operations, policies or practices. Each of the nominees has agreed to serve as Director, if elected. If any nominee should be unable to serve, which is not anticipated, the Proxy will be voted for such other persons as shall be determined by the Proxy holder in accordance with their judgment. No nominations will be accepted from the floor.

         The Company recommends that Shareholders elect the five persons named above to hold office until the 1996 annual meeting of Shareholders or until their successors are elected and qualified. The Company's Code of Regulations provides that the number of directors which shall constitute the Board of Directors shall be fixed from time to time by resolution of the holders of a majority of the Common Shares entitled to elect directors or by resolution of the Board of Directors, but shall not be less than three nor more than twenty-one. The Board of Directors has determined that five directors is a sufficient number and has fixed the number to be elected at five. Proxies cannot be voted for a number of directors greater than five.

         a.       Legal Proceedings

         Joe Hrudka, Director and Chief Executive Officer of the Company, along with other former officers and directors of the Company, is a party in a lawsuit by a shareholder of the Company alleging a breach of fiduciary duty owed to Shareholders as an officer and director of the Company. The action is pending in the court of Common Pleas for the County of Cuyahoga, State of Ohio. Mr. Hrudka has tendered the defense of this matter to the Company which is providing a defense as permitted in the Company's Code of Regulations and under Ohio law.


         b.       Table


The table below sets forth certain information regarding the directors and nominees.


                           Current Principal           Year Elected     Membership on                           Trans.
Name of Nominees           Occupation and              As A             Boards - Other         Legal            With
And Age                    Prin. Employment            Director (2)     Corporations           Proceedings      Mgmt.
- - ----------------           ----------------            -----------      --------------         -----------      -----

Joe Hrudka - 56            Chairman of Board           1981             Director of            See (a)          (1)
                           and Director of the                          Company's
                           Company                                      Subsidiaries

Ed Fochtman, Jr. - 57      President and               1988             Director of            None              None
                           Director of the Company                      Company's
                                                                        Subsidiaries

Allen L. Haire - 52        Chairman, Chief             1988             Director               None              None
                           Executive Officer of                         Enerco
                           Enerco Technical                             Technical
                           Products and a                               Products
                           Director of the
                           Company

James W. Brown - 46        Chief Financial             1993             Director of            None              None
                           Officer, Director                            Company's
                           of the Company                               Subsidiaries

Jonathan Tratt - 36        President and               1993             Director               None              None
                           Director Industrial                          Gulp Invest-
                           Brokerage, Inc. and                          ments, Inc. and
                           Director of the Company                      Industrial
                                                                        Brokerage, Inc.

- - --------------------------------------------------------------------------------

         1) The Company had leased two buildings in Cleveland, Ohio used predominantly for manufacturing, pursuant to a ten year lease, effective May
1981, from Joe Hrudka, the Company's principal shareholder and Chairman of the Board, as successor in interest to Hrudka Realty Company. As of April 1, 1991, the Company entered into a one year extension of the lease agreement calling for the same monthly rental as in the previous year. During 1994 the Company expended approximately $137,000 for repairs to the property under the terms of the lease.

         2) Directors are elected for a one-year term or until their successors are elected and qualified.



         c. General Background of Executive Officers Candidates for Directors

CEO and Director

         Joe Hrudka is the founder and principal shareholder of the Company. Since 1981 he has served as the Chairman of the Board and a Director. Mr. Hrudka has served as Chief Executive Officer of the company since November, 1993. In 1964, Mr. Hrudka founded the original Mr. Gasket company and served as Chairman of the Board and President until the company was purchased by W.R. Grace in 1971. He was then employed as a Vice President of the Automotive Division of W.R. Grace form 1972 to 1974 and as a consultant to W.R. Grace during 1975 and 1976. From 1977 until the formation of the Company in 1981, Mr. Hrudka was a private investor. Mr. Hrudka has served as a Director of Action Products, Inc. from 1987, and served as Secretary of Action Products, Inc. from October 1990 to May 1992. In November, 1991, a Receiver was appointed by the Superior Court of the State of Arizona to manage the affairs of Action Products, Inc. at the request of a secured party of Action Products, Inc. As of May 1, 1992, the assets of Action Products, Inc. were transferred to a third party in satisfaction of a secured party's debt and the receivership terminated. Mr. Hrudka has served as a Director of each of the subsidiaries since they have been formed.

President and Director

         Ed Fochtman, Jr. has been President of the Company since May, 1993. He was an Executive Vice President of the Company since January, 1992. He was Chairman of the Board of Directors and Chief Executive Officer of Action
Products, Inc., a company engaged in the manufacture and sale of fiberglass bodied mini-cars and sales of other promotional products since October, 1986. In November, 1991, a Receiver was appointed by the Superior Court of the State of Arizona to manage the affairs of Action Products, Inc. at the request of a secured party of Action Products, Inc. As of May 1, 1992, the assets of Action Products, Inc. were transferred to a third party in satisfaction of a secured party's debt and the receivership terminated. From 1984 to 1986, Mr. Fochtman was a private investor. From 1976 to 1984, he served as Vice President of F.W. & Associates, Inc. Mr. Fochtman was elected a Director of the Company in June, 1988 and as a Director of each of the subsidiaries since 1993.

Director

         Allen L. Haire has been Chairman and Chief Executive Office of Enerco Technical Products, a manufacturer of gasfired infra-red heating equipment, since July, 1984. He was a manufacturer's representative from 1977 to 1984. Mr. Haire was elected a Director in June, 1988.

Director

         Jonathan Tratt has been President and Director of Industrial Brokerage, Inc., an investment and commercial real estate brokerage company, since 1992. Prior to 1992, Jonathan Tratt was a general investor and real estate agent in Phoenix, Arizona. Jonathan Tratt is also a Director of Gulp Investments, Inc., a real estate and general investment company, and was elected a Director of the Company in May, 1993.

CFO and Director

         James W. Brown, a certified public accountant, has been Chief Financial Officer and Director since December, 1993. From 1989 until joining the Company in May, 1993, Mr. Brown was CFO of RACAM Amusement Group, a management company with investments in diverse industries. From 1985 to 1988 he was the Chief
Operating Officer of American Educational Computers, Inc., a publicly traded software and video publisher. Prior to 1985, he was Vice President of Finance of National Zinc Company, a primary metals manufacturer. Mr. Brown has served as a Director of the subsidiaries since 1993.

Secretary

         Robert A. Cassalia was hired by the Company as Assistant Secretary, In-House Counsel in January of 1991. On May 4, 1993, he was elected Secretary. Before joining the Company Mr. Cassalia was General Counsel of Action Products, Inc., a manufacturer of fiberglass bodied mini-cars since October, 1986. Prior to 1986, he was in private practice in Phoenix, Arizona and Syracuse, New York.

         d.       Board of Directors, Committees, Meetings and Fees

         The Company has an Audit Committee consisting of the following members of the Board of Directors: Ed Fochtman, Jr., Allen L. Haire and Jonathan Tratt. The Committee, among other functions, recommends independent auditors to the Board of Directors, reviews the audit plan and results of the audit and considers other matters deemed appropriate for consideration by the Board of Directors and/or the Committee. There were nine Board of Directors and one Audit Committee meeting during the year-ending December 31, 1993. All incumbent directors attended all Board and Audit Committee meetings of which they were members. Directors are not paid a fee for any Board or Committee meeting attended.

         e.       Compensation of Directors and Executive Officers

         The compensation disclosures set forth below cover the Company's Chairman of the Board (Joe Hrudka) at the end of the last completed fiscal year and the Company's most highly compensated executive officers whose total annual salary and bonus (if any) exceeds $100,000.

         1. Transactions With Third Parties Reported Under Item 404 of Regulation S-K. There have been no transactions between third parties and the Company in which the primary purpose of the transaction was to furnish compensation to a named executive officer.


         2.       Summary Compensation Table


Name and                                                     Other Annual
Principal Position                Year      Salary ($)       Bonus ($)Compensation ($)
- - ------------------                ----      ----------       -------------------------

(a)                               (b)       (c)              (d)               (e)

Joe Hrudka (1)                    1994      210,000                            $1,600  Car Allowance
Chairman of the Board,            1993      200,000          9,615             $1,600  Car Allowance
Chief Executive Officer,          1992      250,000
President and Director

Ed Fochtman, Jr.                  1994      150,000
President, Director               1993      150,000
                                  1992      104,780

- - --------------------------------------------------------------------------------

         (1) The Company provides Mr. Hrudka the use of a vehicle acquired by the Company in 1991 for $40,432.00. The Company pays all insurance, maintenance, and registration for the vehicle. The other annual compensation of $1,600 was for the use of the vehicle.


No SAR's, restricted stock, LTIP awards or deferred compensation were issued or paid during 1994, and none are anticipated to be issued or paid in 1995. The Company has no defined benefit plans or pension plans that are applicable.


         No chief executive officer (including board chairman) or other highly compensated employee has an employment contract with the Company or a contract with respect to the termination of employment or change-in-control arrangement.


         3.       Table of Options Granted in 1994

                                                                                        Potential
                                                                                    Realized Value at
                                                                                     Assumed Annual
                                                                                  Rates of Stock Price
                                                                                      Appreciation
                             Individual Grants                                      for Option Term
- - ---------------------------------------------------------------------------------------------------------------
  (a)                (b)             (c)             (d)           (e)          (f)                   (g)
                                  % of
                                  Total
                                  Options/
                                  SARs
                  Options/        Granted to      Exercise
                  SARs            Employees       or Base
                  Granted         in Fiscal       Price         Expiration
Name              (#)             Year            ($/Sh)        Date             5% ($)               10%($)
- - ---------------------------------------------------------------------------------------------------------------

CEO
Joe Hrudka        175,000          14%            $.61875        04/15/04        ($5,414)          ( 0 )


President
Ed
Fochtman, Jr.     175,000          14%            $.5625         04/15/04         $4,607           $9,214

CFO
James W.
Brown             100,000           8%            $.5625         04/15/04         $2,812           $5,625

Secretary
Robert A.
Cassalia           50,000           4%            $.5625         04/15/04         $1,406           $2,812


         4. Compensation of Directors. No director is paid a fee for their services as a director or for attendance at meetings.

         5.       Performance Graph.

Due to the Company's sale of all automotive related businesses during 1993, and the acquisition of restaurants, which were the main source of revenue for 1994, two performance graphs are presented for your consideration. The first graph for automotive businesses is relevant only for the years 1990 - 1993. The second graph for restaurants is relevant only for 1994. As such, we have used a comparison line for the Company on each graph corresponding to the relevant years.


The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T.


                COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS
                             PERFORMANCE GRAPH FOR
                          PERFORMANCE INDUSTRIES, INC.

                                     LEGEND

                       Motor Vehicles and Motor Vehicle Equipment
                       ------------------------------------------

               Mr. Gasket Co.      Nasdaq Stock Markets        NASDAQ Stocks
               --------------      --------------------        -------------

12/29/89            100.0                 100.0                    100.0
12/31/90             52.6                  84.9                     74.3
12/31/91             12.0                 136.3                    102.9
12/31/92             12.0                 158.6                    144.5
12/31/93             12.0                 182.0                    189.7
12/30/94             12.0                 178.0                    172.5

The Peer Group Index is based on NASDAQ Stocks (SIC 3710-3719 US Companies), Motor Vehicles and Motor Vehicle Equipment, and is made up of the following issuers:



ASHA CORP                         MASLAND CORP
ASSIX INTERNATIONAL INC           METROTRANS CORP
ATHEY PRODUCTIONS CORP            MILLER INDUSTRIES INC TENN
BAILEY CORP                       MODINE MANUFACTURING CO
BESTOP INC                        MONACO COACH CORP
CAMERA PLATFORMS INTL INC         MOTORCAR PARTS & ACCESSORIES
CARE CONCEPTS INC                 INC
COLLINS INDUSTRIES INC            MR. GASKET CO
CONSULIER ENGINEERING INC         OSHKOSH TRUCK CORP
CONSULIER INDUSTRIES INC          PACCAR INC
DE TOMASO INDS INC                PARKER AUTOMOTIVE CORP
DEFLECTA SHIELD CORP              R T INDUSTRIES INC
DORSEY TRAILERS INC               RAWSON KOENING INC
DOUGLAS & LOMASON CO              SAFETY COMPONENTS INTL INC
DREAMCAR HOLDINGS INC             SIMPSON INDUSTRIES INC
EDELBROCK CORP                    SPARTAN MOTORS INC
ENVIROSOURCE INC                  STANT CORP
HARVARD INDUSTRIES INC            STARCRAFT AUTOMOTIVE CORP
HILITE INDUSTRIES INC             SUDBURY INC
JPE INC                           TESCO AMERICAN INC
KRUG INTERNATIONAL CORP           TRICO PRODUCTS CORP
LUND INTERNATIONAL HOLDINGS INC   TRUCK COMPONENTS INC
MACK TRUCKS INC                   UNIVERSAL MFG CO
MALVY TECHNOLOGY INC              VECTOR AEROMOTIVE CORP
MASCO INDUSTRIES INC              WILLIAMS CONTROLS INC


                COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS
                             PERFORMANCE GRAPH FOR
                          PERFORMANCE INDUSTRIES, INC.

                                     LEGEND

                                Eating and Drinking Places
                                --------------------------

               Mr. Gasket Co.      Nasdaq Stock Markets        NASDAQ Stocks
               --------------      --------------------        -------------
12/29/89            100.0                 100.0                    100.0
12/31/90             52.6                  84.9                     81.6
12/31/91             12.0                 136.3                    135.9
12/31/92             12.0                 158.6                    189.7
12/31/93             12.0                 182.0                    192.8
12/30/94             12.0                 178.0                    139.0

The Peer Group Index is based on NASDAQ Stocks (SIC 5810-5819 US Companies), Eating and Drinking Places, and is made up of the following issuers:

APPLE SOUTH INC                   L D B CORP
APPLEBEES INTERNATIONAL INC       LANDRYS SEAFOOD RESTAURANTS
ARK RESTAURANTS CORP              INC
AU BONPAIN CO INC                 LINIUM TECHNOLOGY INC
AUSTINS INTERNATIONAL INC         LONE STAR STEAKHOUSE & SALOON
BACK BAY RESTAURANT GROUP INC     IN
BACK YARD BURGER                  LONGHORN STEAKS INC
BAYPORT RESTAURANT GROUP INC      MACHEEZMO MOUSE RESTAURANTS
BENIHANA NATIONAL CORP            INC
BERTUCCIS HOLDING CORP            MAGELLAN RESTAURANT SYSTEMS
BILLY BLUES FOOD CORP             INC
BLIMPIE INTERNATIONAL INC         MAGIC RESTAURANTS INC
BOB EVANS FARMS INC               MAIN STREET & MAIN INC
BOSTON CHICKEN INC                MARCUS CORP
BOSTON RESTAURANT ASSOCIATES INC  MASCOTT CORP
BUFFETS INC                       MAVERICK RESTAURANT CO
BUGABOO CREEK STEAK HOUSE INC     MAX & ERMAS RESTAURANTS INC
CALIFORNIA BEACH RESTAURANTS INC  MEXICAN PATIO CAFES INC
CAPITAL ACQUISITIONS INC          MIAMI SUBS CORP
CAPITAL BRANDS INC                MORRISON INC
CAPTAIN CRABS INC                 MORRISON RESTAURANTS INC
CAPUCINOS INC                     NPC INTERNATIONAL INC
CATCH A RISING STAR INC           NASHVILLE COUNTRY CLUB INC
CATTLEGUARD IND                   NATHANS FAMOUS INC
CHAMPIONS SPORTS INC              NATIONAL PIZZA CO
CHAMPPS ENTERTAINMENT INC         NOBLE ROMANS INC
CHECKERS DRIVE IN RESTAURANTS     O CHARLEYS INC
CHEESECAKE FACTORY INC            ON THE BORDER CAFES INC
CHEFS INTERNATIONAL INC           OUTBACK STEAKHOUSE INC
CIATTIS INC                       PANCHOS MEXICAN BUFFET INC
CLUCKERS WOOD ROASTED CHICKN INC  PANTERAS CORP
CONSOLIDATED PRODUCTS INC         PAPA JOHNS INTL INC
CONSUL RESTAURANT CORP            PICCADILLY CAFETERIAS INC
COOKER RESTAURANT CORP            PIZZA INN INC
COUNTRY STAR RESTAURANTS INC      POLLO TROPICAL INC
CRACKER BARREL OLD CTRY STR       Q S R INC
CUCOS INC                         Q STEAKS INC
D F & R RESTAURANTS INC           QUALITY DINING INC
DAKA INTERNATIONAL INC            QUIZNOS FRANCHISE CORP
DAVCO RESTAURANTS INC             R A X RESTAURANTS INC
DEL TACO RESTAURANTS INC          RALLYS HAMBURGERS INC
DISCUS CORP                       RALLYS INC
DUNKIN DONUTS INC                 RITZYS G D INC
E L & S I CORP                    ROCK BOTTOM RESTAURANTS INC
EATERIES INC                      RUDYS RESTAURANT GROUP INC
EL CHICO CORP NEW                 RYANS FAMILY STEAK HOUSES INC
EL CHICO RESTAURANTS INC          SANDWICH CHEF
ELIMERS RESTAURANTS INC           SEA GALLEY STORES INC
FAMILY STEAK HOUSES FL INC        SHOWBIZ PIZZA TIME INC
FAMOUS RESTAURANTS INC            SIZZLER RESTAURANTS INTL INC
FAST FOOD OPERATORS INC           SKOLNIKS INC
FLAGSTAR COMPANIES INC            SONIC CORP
FRESH CHOICE INC                  SOUTHERN HOSPITALITY CORP
G B FOODS CORP                    SOUTHWEST CAFES INC
GOOD TIMES RESTAURANTS INC        STACEYS BUFFET INC
GROUND ROUND RESTAURANTS INC      STRATAMERICA CORP
HAMBURGER HAMLET RESTAURANTS INC  STUFF YER FACE INC
HOMESTYLE BUFFET INC              T P I ENTERPRISES INC
HOMETOWN BUFFET INC               T W HOLDINGS INC
INTERNATIONAL DAIRY QUEEN INC     TACO CABANA INC
INTERNATIONAL FAST FOOD CORP      TUBBYS INC
INTERNATIONAL PIZZA CORP          TWISTEE TREAT CORP
J B S RESTAURANTS INC             UNITED RESTAURANTS INC
JAKES PIZZA INTERNATL INC         VALUE HOLDINGS INC
JERRICO INC                       VICORP RESTAURANTS INC
KARCHER CARL ENTERPRISES INC      W S M P INC
KOO KOO ROO INC                   WALL STREET DELI INC
KRYSTAL COMPANY                   WESTERN COUNTRY CLUBS INC
                                  WILT CHAMBERLAINS RESTAURANTS
                                  INC.
                                  WOODROAST SYSTEMS INC.

Source:  CRSP Center for Research in Security Prices

         6. Compensation Committee Interlocks and Insider Participation. Salaries are not set by a compensation committee. Instead, all compensation decisions are made by the Board of Directors, and all directors participate in compensation decisions. For the last completed fiscal year, Messrs. Hrudka, Fochtman and Brown participated in compensation decisions as directors of the Company. Related transactions under Item 404 of Regulation S-K are disclosed on page 6 and 8 of this Proxy Statement. No executive officer of the Company served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Board of Directors of the Company. No executive officer of the Company served as a director of another entity, one of whose executive officers served on the Company's Board of Directors and no executive officer of the Company served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company.

         7. Board Report on Executive Compensation. The Board of Directors is responsible for establishing the Company's compensation programs for all employees, including executives. For executive officers, the Board evaluates performance and determines compensation policies and levels.

         Compensation Philosophy. The goals of the compensation program are to align compensation with business objectives and performance, and to enable the Company to attract, retain and reward executive officers and other key employees who contribute to the long-term success of the Company and to motivate them to enhance long-term shareholder value. Key elements of this philosophy are:

         * The Company pays competitively with leading companies in the industries with which the Company competes for talent.

         * The Company does not presently have annual incentive programs. Instead the Company provides significant equity-based incentives for executives and other key employees to ensure that they are motivated over the long-term to respond to the Company's business challenges and opportunities as owners and not just as employees.

         Base Salary. The Board annually reviews each executive officer's base salary. The Board subjectively considers individual factors, including individual performance, level of responsibility, prior experience, breadth of knowledge and competitive pay practices.

         Long-Term Incentives. The Company's long-term incentive program consists of the 1993 Stock Option Plan, which expires on November 30, 2003. Through option grants, executives receive significant equity incentives to build long-term shareholder value.

         Conclusion. In summary, the Board believes that a significant portion of the Company's compensation program and Mr. Hrudka's compensation are contingent on Company performance, and that realization of benefits is closely linked to achievement of key corporate objectives that will produce increases in long-term stockholder value. The Company is committed to the philosophy of pay for performance, recognizing that the competitive market for talented executives and the volatility of the Company's business may result in highly variable compensation for a particular time period. The Board will continue to monitor closely the effectiveness and appropriateness of each of the components of compensation to reflect changes in the Company's business environment.

Mr. Hrudka has assumed the position of president of Performance Restaurants Group, Inc. in 1994. In addition, he has been responsible for locating and evaluating new locations and concepts for the restaurant subsidiary, as well as bearing responsibility for the renovation of the existing locations. As a result of the increased responsibilities undertaken for this subsidiary, which contributes the most revenue to the Company, the Board has increased Mr. Hrudka's base salary in the late 1994.

The Board did not increase salaries overall for the executive officers. While the Company's performance has increased significantly, the Board felt the current cash flow could not absorb increases in compensation at the executive level. The Board will review executive salaries upon an improvement in cash flow and the anticipated increase in duties due to expansion of each officer's responsibilities.

         f.       Vote Required; Board Recommendation

         THE ELECTION OF MESSRS. HRUDKA, FOCHTMAN, HAIRE, TRATT, AND BROWN, WILL REQUIRE THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES PRESENT OR REPRESENTED BY PROXY AT THE ANNUAL MEETING.

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF MESSRS. HRUDKA, FOCHTMAN, HAIRE, TRATT, AND BROWN. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES. ABSTENTIONS AND BROKER NON-VOTES, IF ANY, WILL BE TREATED AS A VOTE "AGAINST" THE ELECTION OF MESSRS. HRUDKA, FOCHTMAN, HAIRE, TRATT, AND BROWN. THE COMPANY WILL TABULATE ALL PROXIES AND HAS NOT RETAINED AN INDEPENDENT INSPECTOR OF ELECTIONS.

             ITEM NO. 2. RATIFICATION AND APPOINTMENT OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

PROPOSAL: SHOULD THE SELECTION BY THE BOARD OF DIRECTORS OF TOBACK CPA's, P.C. AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY BE APPROVED?

         The certified public accounting firm of Toback CPAs, P.C. ("Toback"), has been selected to audit the Company's and its subsidiaries' accounts for 1995. Representatives of Toback may be present at the Annual Meeting and may make a statement if desired to do so and will be available to respond to appropriate questions.

         a.       Background

         Prior to 1993, the certified public accounting firm of Deloitte & Touche was responsible for the audit of the Company's and its subsidiaries' accounts. Deloitte & Touche was dismissed by the Company through the Board of Directors on September 16, 1993. The dismissal was approved by the Board of Directors because Toback's services were expected to be more cost effective than the services of Deloitte & Touche. The dismissal of Deloitte & Touche was not a result of any disagreement with the Company's former accountants.

         During the Company's two most recent fiscal years there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former accountants, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with any of its reports.

         During the Company's two most recent fiscal years none of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred.

         Toback was not engaged as either the principal accountants to audit the Company's financial statement or as independent accountants to audit a significant subsidiary; however, it did assist the Company in preparing the financial disclosures set forth in the June 30,1993 Form 10-Q and provide related advice to the preparation of the Form 10-Q.

         b.       Vote Required; Board Recommendation

         THE RATIFICATION AND APPOINTMENT OF TOBACK CPA's P.C., AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE 1995 FISCAL YEAR WILL REQUIRE THE
AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES PRESENT OR REPRESENTED BY PROXY AT THE ANNUAL MEETING.

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A "YES" VOTE FOR THE RATIFICATION AND APPOINTMENT OF TOBACK CPAs, P.C., AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE 1995 FISCAL YEAR. ABSTENTIONS AND BROKER NON-VOTES, IF ANY, WILL BE TREATED AS NO VOTES.

                            ITEM NO. 3 OTHER MATTERS

         The Board of Directors of the Company does not intend to bring any other matters to vote before the Annual Meeting, and it knows of no other proposal to be presented at the Annual Meeting by others. If other matters properly come before the meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their best judgment on that matter.

ANNUAL REPORT

         The Company's December 31, 1994 annual report on Form 10-K, as filed with the Securities Exchange Commission, accompanies this Proxy Statement. The annual report does not form part of the material for the solicitation of proxies. Additional copies may be obtained by writing to the Company at 2425 E. Camelback Road, Suite 620, Phoenix, Arizona 85016 or by calling Robert A. Cassalia at 602-912-0100.



         DATED:   May 12, 1995, Phoenix, Arizona

by Order of the Board of Directors

                                     PROXY
                                 COMMON SHARES
                          PERFORMANCE INDUSTRIES, INC.
               ANNUAL MEETING OF SHAREHOLDERS - JUNE 5, 1995


                      SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned shareholder of Performance Industries, Inc., an Ohio corporation ("Company") does hereby constitute and appoint Robert A. Cassalia and James W. Brown, or either one of them, or such other persons as the Board of Directors of the Company may designate, proxies for the undersigned with full power of substitution, to represent the undersigned and to vote all of the common shares of the Company, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on June 5, 1995 at 9:30 a.m., PDST, at the Bobby McGee's Restaurant (Crown Sterling Suites), 150 Anza Boulevard, Burlingame, California, and any and all adjournments thereof.

1.   Election of Directors.
     SHOULD THE FOLLOWING NOMINEES BE APPROVED AS DIRECTORS OF THE
     COMPANY: JOE HRUDKA, ED FOCHTMAN, JR., ALLEN L. HAIRE, JONATHAN TRATT AND JAMES W. BROWN?

       / / FOR all nominees listed above except as marked to the contrary.

       / /  WITHHOLD AUTHORITY to vote for all nominees listed above.

       / /  ABSTAIN

     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE ABOVE LIST.

2.   Accountants.
     SHOULD THE SELECTION BY THE BOARD OF DIRECTORS OF TOBACK CPA's, P.C. AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY BE APPROVED?

          FOR                      AGAINST                       ABSTAIN
          / /                        / /                           / /


3.   Other Matters.
     IN THEIR DISCRETION, TO VOTE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, BUT WHICH ARE NOT NOW ANTICIPATED, TO VOTE FOR THE ELECTION OF ANY PERSON AS A DIRECTOR SHOULD ANY PERSON NAMED IN THE PROXY STATEMENT TO BE ELECTED BE UNABLE TO SERVE OR FOR GOOD CAUSE CANNOT SERVE, AND TO VOTE UPON MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

          FOR                      AGAINST                       ABSTAIN
          / /                        / /                           / /

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PERSONS NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2.


                                     Dated                               , 1995
                                           -----------------------------

                                     Phone No.
                                              ---------------------------------


                                     ------------------------------------------
                                             (Signature of Shareholder)


                                     ------------------------------------------
                                             (Signature of Shareholder)


     Please sign exactly as your name appears on the envelope in which this material was mailed. Agents, executives, administrators, guardians and trustees must give full title as such. Corporations should sign by their presidents or authorized officer. Partnerships should sign in the Partnership name by an authorized person. If shares are held in the name or two more persons, all should sign.